UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CytomX Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

151 Oyster Point Boulevard, Suite 400
South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2024
AT 1:00 P.M. PACIFIC TIME

Dear Stockholder:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of CytomX Therapeutics, Inc., a Delaware corporation (the “Company” or “CytomX”). The 2024 Annual Meeting of Stockholders will be held on May 15, 2024, at 1:00 p.m., Pacific Time. The 2024 Annual Meeting of Stockholders will be convened and held entirely online to support and facilitate stockholder participation. You will be able to attend and participate online in the 2024 Annual Meeting of Stockholders by visiting www.virtualshareholdermeeting.com/CTMX2024, where you will be able to listen to the meeting live, submit questions, and vote.
The 2024 Annual Meeting of Stockholders is being convened to conduct the following business:
1.	To elect three directors with terms to expire at the 2027 Annual Meeting of Stockholders;
2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares;
4.
To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders; and

5.	To conduct any other business properly brought before the 2024 Annual Meeting of Stockholders.
These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The record date for the 2024 Annual Meeting of Stockholders is March 19, 2024. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the 2024 Annual Meeting of Stockholders or any adjournment thereof.
The Board of Directors recommends that you vote as follows on the matters to be presented to stockholders at the 2024 Annual Meeting of Stockholders:
1.	FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement;
2.	FOR the ratification of the appointment of Ernst & Young LLP, as the independent registered public accounting firm, as described in Proposal No. 2 of the Proxy Statement; and
3.
FOR the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares, as described in Proposal No. 3 of the Proxy Statement; and

4.	FOR the advisory vote to approve the compensation of the Company’s named executive officers, as described in Proposal No.4 of the Proxy Statement.
Your vote is very important. Whether or not you attend the 2024 Annual Meeting of Stockholders (by logging into www.virtualshareholdermeeting.com/CTMX2024), it is important that your shares be represented. We encourage you to read the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023, and submit your proxy on the Internet, by phone or by mail in accordance with the instructions in the Notice of Internet Availability of Proxy Materials. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options. If you receive more than one set of proxy materials or notice of internet availability because your shares are registered in different names or addresses, each proxy should be signed and submitted to ensure that all of your shares will be voted. Instructions on how to attend the meeting webcast, ask questions or vote your shares online will also be included with the Notice of Internet Availability of Proxy Materials, and are provided in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.
On behalf of the Board of Directors, thank you for your participation in this important annual process.
By Order of the Board of Directors
/s/ Lloyd A. Rowland
Lloyd A. Rowland
General Counsel, Chief Compliance Officer and Secretary
South San Francisco, California
    , 2024
You are cordially invited to attend the 2024 Annual Meeting of Stockholders by logging into www.virtualshareholdermeeting.com/CTMX2024 and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials. Whether or not you expect to attend the 2024 Annual Meeting, please vote on the Internet, by phone or by mail as instructed in the Notice of Internet Availability of Proxy Materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy prior to the meeting, you may still attend the meeting online and submit your vote prior to voting being closed at www.virtualshareholdermeeting.com/CTMX2024. Please note, however, that if your shares of record are held by a broker, bank or other nominee and you wish to vote at the 2024 Annual Meeting, you must obtain a proxy issued in your name from that record holder.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING PROCEDURES	1
PROPOSAL 1: ELECTION OF DIRECTORS	8
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
PROPOSAL 3: APPROVAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 150,000,000 SHARES TO 300,000,000 SHARES	12
PROPOSAL 4: NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	17
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	19
DIRECTOR COMPENSATION	28
EXECUTIVE OFFICERS	30
EXECUTIVE COMPENSATION	31
EXECUTIVE COMPENSATION TABLES	34
EQUITY COMPENSATION PLAN INFORMATION	36
PAY VERSUS PERFORMANCE	37
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	40
OTHER MATTERS	41
ADDITIONAL INFORMATION	41
i

151 Oyster Point Boulevard, Suite 400
South San Francisco, California 94080
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2024
AT 1:00 P.M. PACIFIC TIME
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING PROCEDURES
Why am I receiving these materials?
We sent you a Notice of Internet Availability of Proxy Materials because the board of directors of CytomX Therapeutics, Inc. (the “Board”) is soliciting your proxy to vote at our 2024 Annual Meeting of Stockholders to be held on May 15, 2024 at 1:00 p.m., Pacific Time. The meeting will be held virtually, via a live webcast at www.virtualshareholdermeeting.com/CTMX2024. To attend the live webcast, you will need your unique 16-digit control number provided on the Notice of Internet Availability of Proxy Materials.
We invite you to attend the annual meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote by proxy over the Internet or by phone by following the instructions provided in the notice or, if you request printed copies of the proxy materials by mail, you may vote by mail.
Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”), over the internet in lieu of mailing printed copies. We will begin mailing the Notice of Internet Availability to our stockholders of record as of March 19, 2024 (the “Record Date”) for the first time on or about   , 2024. The Notice of Internet Availability will contain instructions on how to access and review the 2024 Annual Meeting materials, how to access the live webcast of the 2024 Annual Meeting of Stockholders, and will also contain instructions on how to request a printed copy of the 2024 Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the Form 10-K so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Form 10-K is also available in the “Financial & Filings” section of our website at http://ir.cytomx.com/financial-information/annual-reports.
As used in this Proxy Statement, “CytomX,” the “Company,” “we” or “us” refer to CytomX Therapeutics, Inc., a Delaware corporation.
Who can vote at the annual meeting?
Only stockholders of record at the close of business on March 19, 2024 will be entitled to vote at the annual meeting. On this Record Date, there were 67,731,764 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on March 19, 2024, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. The notice will be sent to you by mail and via the Internet directly by us. As a stockholder of record, you may vote online during the live webcast of the meeting at www.virtualshareholdermeeting.com/CTMX2024, or vote by proxy. Whether or not you plan to attend the annual meeting online, we urge you to vote on the Internet or by phone as instructed in the notice or by proxy by mail by requesting a paper copy of the proxy materials as instructed in the notice to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on March 19, 2024, your shares were held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and the notice is being forwarded to you by that organization.

The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. Your brokerage firm, bank or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares. You are also invited to attend the annual meeting online, as instructed in this Proxy Statement. However, since you are not the stockholder of record, you may not vote your shares online during the annual meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
What am I voting on?
There are four matters scheduled for a vote:
•	Proposal 1: To elect three directors with terms to expire at the 2027 Annual Meeting of Stockholders.
•	Proposal 2: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.
•	Proposal 3: To approve the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares.
•	Proposal 4: A non-binding advisory vote to approve the compensation of our named executive officers.
How are proxy materials distributed?
Under rules adopted by the SEC, we are sending the notice to our stockholders of record and beneficial owners as of March 19, 2024. Stockholders will have the ability to access the proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, on the Internet at www.proxyvote.com or to request a printed or electronic set of the proxy materials at no charge. Instructions on how to access the proxy materials over the Internet and how to request a printed copy may be found on the notice.
In addition, any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. A stockholder who chooses to receive future proxy materials by email will receive an email prior to next year’s annual meeting with instructions containing a link to those materials and a link to the proxy voting website. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates it.
How do I vote?
•	For Proposal 1, you may either vote “For” or “Against” or abstain from voting with respect to each nominee to the Board.
•	For Proposal 2, you may either vote “For” or “Against” or abstain from voting.
•	For Proposal 3, you may either vote “For” or “Against” or abstain from voting.
•	For Proposal 4, you may either vote “For” or “Against” or abstain from voting.
Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the annual meeting or any adjournments or postponements thereof.
The procedures for voting are:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of March 19, 2024, you may vote by attending the annual meeting online at www.virtualshareholdermeeting.com/CTMX2024 and following the instructions posted on the webcast portal. You may also vote by proxy over the Internet or by phone by following the instructions provided in the Notice of Access of Internet Availability of Proxy Materials or, if you request printed copies of the proxy materials by mail, you may vote by mail. If your proxy is properly executed in time to be voted at the annual meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the annual meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting online and vote online at www.virtualshareholdermeeting.com/CTMX2024 if you have already voted by proxy, so long as you do so before voting closes.

1.
To vote online during the annual meeting, visit www.virtualshareholdermeeting.com/CTMX2024 and have ready your 16-digit control number that was included in your Notice of Access of Internet Availability of Proxy Materials or included in the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner but not the shareholder of record may also be voted electronically during the annual meeting.

2.
To vote on the Internet prior to the annual meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number from the notice and follow the instructions. Your vote must be received by 11:59 p.m., Eastern Time, on May 14, 2024 to be counted.

3.
To vote by phone, request a paper or email copy of the proxy materials by following the instructions on the notice and call the number provided with the proxy materials to transmit your voting instructions. Your vote must be received by 11:59 p.m., Eastern Time, on May 14, 2024 to be counted.

4.
To vote by mail, request a paper copy of the proxy materials by following the instructions on the notice and complete, sign and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice and voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted. To vote online at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with the notice, or contact your broker, bank or other agent to request a proxy form.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of March 19, 2024.
What is the quorum requirement?
A quorum of stockholders is necessary to take any action at the meeting, other than to adjourn the meeting. The presence, online or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote will constitute a quorum. On March 19, 2024, there were 67,731,764 shares of common stock outstanding and entitled to vote.
Your shares will be counted toward the quorum only if you submit a valid proxy or vote online at the annual meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the chairman of the annual meeting or a majority of the votes present at the annual meeting may adjourn the annual meeting to another date.
What if I return a proxy card but do not make specific choices?
If you are a stockholder of record and you return a proxy card without marking any voting selections, your shares will be voted:
1.	Proposal 1: “For” election of three nominees for director.
2.	Proposal 2: “For” the ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.
3.	Proposal 3: “For” the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares.
4.	“For” the non-binding, advisory vote to approve the compensation of our named executive officers.

If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee, or in “street name,” and you will need to obtain a proxy form from the organization that holds your shares and follow the instructions included on that form regarding how to instruct the organization to vote your shares. If you do not give instructions to your broker, bank or other agent, they can vote your shares with respect to “discretionary” items but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges, and, in the absence of your voting instructions, your broker, bank or other agent may vote your shares held in street name on such proposals. Non-discretionary items are proposals considered non-routine under the rules of various national securities exchanges, and, in the absence of your voting instructions, your broker, bank or other agent may not vote your shares held in street name on such proposals and the shares will be treated as broker non-votes.
Which ballot measures are considered “routine” or “non-routine”?
Proposal 1 (the election of directors) and Proposal 4 (non-binding advisory vote to approve the compensation of our named executive officers) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1 and 4. Proposal 2 (the ratification of the appointment of Ernst & Young LLP, as our independent registered public accounting firm for the year ending December 31, 2024) and Proposal 3 (amendment of our Amended and Restated Certificate of Incorporation) are considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposals 2 and 3.
How are votes counted?
Votes will be counted by the inspector of election appointed for the annual meeting, who will count:
•	With respect to Proposals 1, 2, 3 and 4, “For” votes, “Against” votes and abstentions.
•	Additionally, with respect to Proposal 1 and 4, broker non-votes.
Who will serve as inspector of elections?
Lloyd A. Rowland, Senior Vice President, General Counsel and Secretary, will serve as the inspector of elections.
How many votes are needed to approve each proposal?
•
For Proposal 1, electing three members of the Board, each director must receive a “For” vote from a majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the election of directors. A majority of votes cast shall mean that the number of shares voted “For” the director’s election exceeds 50% of the number of votes cast with respect to that director’s election, with votes cast including votes “Against” in each case and excluding abstentions and broker non-votes with respect to that director’s election.

•
For Proposal 2, ratifying the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, the proposal must receive a “For” vote from the majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the proposal, with votes cast including votes “Against” and excluding abstentions. This is a routine proposal and therefore we do not expect any broker non-votes.

•
For Proposal 3, approving the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares, the proposal must receive a “For” vote from the majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the proposal, with votes cast including votes “Against” and excluding abstentions. This is a routine proposal and therefore we do not expect any broker non-votes.

•
For Proposal 4, being the non-binding advisory vote to approve the compensation of our named executive officers, the proposal must receive a “For” vote from the majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the proposal, with votes cast excluding abstentions and broker non-votes. While the vote on this resolution is advisory and not binding on us, our Compensation Committee and our Board will consider the outcome of the vote on this resolution when considering future executive compensation decisions.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. We have retained Georgeson LLC to assist in the solicitation of proxies for a fee of approximately $15,000 plus associated costs and expenses. In addition to the notice and the proxy materials, our directors and employees may also solicit proxies online, by telephone or by other means of communication. We will not pay our directors and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding the notice and any other proxy materials to beneficial owners.
What does it mean if I receive more than one notice?
If you receive more than one notice, your shares are registered in more than one name or are registered in different accounts. Please vote by proxy according to each notice to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes, you can revoke your proxy at any time before the final vote at the annual meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:
1.	A duly executed proxy card with a later date or time than the previously submitted proxy;
2.	A written notice that you are revoking your proxy to our Secretary, care of CytomX Therapeutics, Inc., at 151 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080; or
3.
A later-dated vote on the Internet or by phone or a ballot cast online at the annual meeting by following the instructions at www.virtualshareholdermeeting.com/CTMX2024 (simply attending our virtual annual meeting will not, by itself, revoke your proxy).

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank or other agent, or if you have received a proxy from your broker, bank or other agent giving you the right to vote your shares at the annual meeting, by attending our virtual annual meeting by visiting www.virtualshareholdermeeting.com/CTMX2024 with your 16-digit control number (available in your notice and proxy card) and following the instructions to vote online.
How do I attend the virtual/online annual meeting?
This year’s annual meeting will be held entirely online to support and facilitate stockholder participation. Stockholders of record as of March 19, 2024, will be able to attend and participate in the annual meeting online by accessing www.virtualshareholdermeeting.com/CTMX2024. To join the annual meeting, you will need to have your 16-digit control number, which is included on your Notice of Internet Availability of Proxy Materials and your proxy card.
Even if you plan to attend the annual meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the annual meeting.
Access to the audio webcast of the annual meeting. The live audio webcast of the annual meeting will begin promptly at 1:00 p.m., Pacific Time on May 15, 2024. Online access to the audio webcast will open approximately thirty minutes prior to the start of the annual meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the annual meeting prior to the start time
Log in Instructions. To attend the online annual meeting, log in at www.virtualshareholdermeeting.com/CTMX2024. Stockholders will need their unique 16-digit control number, which appears on the Notice of Internet Availability of Proxy Materials and the instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible and no later than May 3, 2024, so that you can be provided with a control number and gain access to the annual meeting.
Submitting questions at the virtual annual meeting. As part of the annual meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the annual meeting’s rules of conduct that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. The annual meeting’s rules of conduct will be posted on the Company website approximately 2 weeks prior to the date of the annual meeting.

Technical Assistance. Beginning 30 minutes prior to the start of and during the virtual annual meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you may call our support team at the numbers available on www.virtualshareholdermeeting.com/CTMX2024.
Availability of live webcast to team members and other constituents. The live audio webcast will be available to not only our stockholders but also our team members and other constituents.
When are stockholder proposals due for next year’s annual meeting?
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in our proxy statement for our 2025 Annual Meeting of Stockholders. Any such proposal must be submitted in writing by December 5, 2024, to our Secretary, care of CytomX Therapeutics, Inc., at 151 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080, the address of our principal executive offices. If we change the date of our 2025 Annual Meeting of Stockholders by more than 30 days from the date of the 2024 Annual Meeting of Stockholders, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that if you wish to submit a proposal that is not to be included in next year’s proxy statement or nominate a director, a timely written notice of a stockholder proposal must be delivered to, or mailed and received by, our Secretary, care of CytomX Therapeutics, Inc., at 151 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080, no earlier than January 15, 2025 and no later than the close of business on February 14, 2025, which notice must contain the information specified in our bylaws. If we change the date of our 2025 Annual Meeting of Stockholders by more than 30 days before, or more than 60 days after, the one-year anniversary of the 2024 Annual Meeting of Stockholders, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the 90th day prior to our 2025 Annual Meeting of Stockholders or, if later, the 10th day following the day on which certain public disclosure as described in our bylaws of the meeting date is made.
In addition to satisfying the foregoing requirements under our current bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for our annual meeting to be held in 2025 must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 5:00 p.m., Eastern Time, on March 15, 2025, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. If our 2025 annual meeting is changed by more than 30 calendar days from the first anniversary of our 2024 annual meeting, stockholders must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act no later than the later of 60 calendar days prior to the date of the 2025 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 annual meeting is first made.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2025 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents for our 2025 Annual Meeting of Stockholders as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same address may receive only one copy of our annual report, proxy statement or Notice of Internet Availability of Proxy Materials, unless one or more of these stockholders notifies us that they wish to receive individual copies of such documents. This process potentially means extra convenience for stockholders and cost savings for companies.
If you are a beneficial owner of our common stock, once you receive notice from your broker, bank or other agent that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate copies of our annual report, proxy statement or Notice of Internet Availability of Proxy Materials, please notify your broker, bank or other agent, and direct your written request to CytomX Therapeutics, Inc., Secretary, at 151 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080 or contact our Secretary at (650) 528-2923. Upon written or oral request to us, we will promptly deliver a separate copy of the annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered. Stockholders who currently receive multiple copies of our annual report, proxy statement or Notice of Internet Availability of Proxy Materials at their address and would like to request householding of their communications should contact their broker, bank or other agent.
How can I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced during the live webcast of the annual meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the annual meeting.

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board currently consists of seven directors and is divided into three classes, designated as Class I, Class II and Class III. Under our Amended and Restated Certificate of Incorporation, our Board is authorized to assign its members in office to each class. Each class has a term of three years. There are currently three directors in Class III, James R. Meyers, Halley Gilbert and Alan Ashworth, Ph.D., FRS, whose terms of office are scheduled to expire at the 2024 Annual Meeting of Stockholders. Each of Mr. James R. Meyers, Ms. Halley Gilbert and Dr. Alan Ashworth have been nominated for election at the 2024 Annual Meeting of Stockholders.
Any vacancies on our Board resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board. Any director elected to fill a vacancy shall hold office for the remainder of the unexpired term in which the vacancy occurred or newly created directorship was created and until such director’s successor shall have been elected and qualified.
Directors are elected by a majority of the votes cast at the annual meeting and entitled to vote on the election of directors. A majority of votes cast shall mean that the number of shares voted “For” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election, with votes cast including votes “Against” in each case and excluding abstentions and broker non-votes with respect to that director’s election. Shares represented by executed proxies will be voted for the election of the two nominees named below, unless the “Against” or “Abstain” voting selection has been marked on the proxy card.
If any of Mr. James R. Meyers, Ms. Halley Gilbert and Dr. Alan Ashworth become unavailable for election as a result of an unexpected occurrence, shares that would otherwise be voted for such director will be voted for the election of a substitute nominee proposed by the Nominating and Corporate Governance Committee and nominated by the Board. Mr. James R. Meyers, Ms. Halley Gilbert and Dr. Alan Ashworth have agreed to serve if elected. Our management has no reason to believe that any of Mr. James R. Meyers, Ms. Halley Gilbert and Dr. Alan Ashworth will be unable to serve. If elected at the annual meeting, each of Mr. James R. Meyers, Ms. Halley Gilbert and Dr. Alan Ashworth will serve until the earliest of the 2027 Annual Meeting of Stockholders, or their respective successor is elected and qualified, or until their respective death, resignation or removal.
The following are brief biographies of Mr. James R. Meyers, Ms. Halley Gilbert and Dr. Alan Ashworth, the nominees for director, and a discussion of their specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee of the Board to recommend each of Mr. Meyers, Ms. Gilbert and Dr. Ashworth for director, as of the date of this proxy statement.
Name	Position	Age
James R. Meyers	Class III Director	58
Halley Gilbert	Class III Director	54
Alan Ashworth, Ph.D., FRS	Class III Director	63
Mr. James R. Meyers has served as a member of our Board since December 2018. Currently, Mr. Meyers serves as the president and CEO of IntraBio, a privately-held biopharmaceutical company with a late-stage drug pipeline that develops treatments for genetic and neurodegenerative diseases, having been appointed to that position in November 2020. Mr. Meyers has served on the board of Sangamo Therapeutics, Inc, a publicly-traded biotechnology company, since December 2019, and on the board of Arbutus Biopharma Corporation, also a publicly-traded biotechnology company, since October 2018. Prior to that, Mr. Meyers has served as a senior advisor to Gilead Sciences from February 2018 to December 2021. Prior to his advisory role, Mr. Meyers most recently served as Gilead’s executive vice president of worldwide commercial operations where he was responsible for all commercial activities including pricing and market access in North America, Europe, Middle East, Australia and Japan. Over his 22-year career at Gilead, Mr. Meyers led some of the most important and successful product launches in the history of the biopharmaceutical industry, most notably in the therapeutic areas of HCV and HIV. Prior to joining Gilead, Mr. Meyers held positions of increasing responsibility in sales, training, marketing and management with Zeneca Pharmaceuticals and Astra USA. Mr. Meyers currently serves on the board of directors of Arbutus Biopharma Corporation, a publicly-traded biopharmaceutical company focused on commercializing a cure for patients suffering from chronic hepatitis B infection. Mr. Meyers holds a B.S. in Economics from Boston College. We believe that Mr. Meyers is qualified to serve on our Board due to his worldwide commercial leadership experience within the biotechnology industry.

Ms. Halley Gilbert has served as a member of our Board since April 2020. Currently, Ms. Gilbert serves as the Chief Legal Officer of CARGO Therapeutics, a publicly-traded biotechnology company, a position she has held since September 2023. Ms. Gilbert had previously served as the chief legal officer of NeoGenomics Laboratories, a position she held from August 2021 to April 2022. Prior to her role at NeoGenomics Laboratories, Ms. Gilbert held the position of chief operating officer of Adagio Therapeutics, Inc., from June 2020 to August 2021. Until February 2020, Ms. Gilbert held the position of senior vice president, corporate development and chief administrative officer at Ironwood Pharmaceuticals, Inc. having joined the company in 2008 as vice president and general counsel. Prior to this, Ms. Gilbert served in several roles at Cubist Pharmaceuticals, Inc. (acquired by Merck), including as vice president, deputy general counsel, assistant secretary and assistant general counsel from 2002 to 2007. From 1999 to 2002, Ms. Gilbert held the position of corporate counsel at Genzyme Corporation. Ms. Gilbert began her career at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, where, serving as a corporate associate from 1995 to 1998, she specialized in mergers and acquisitions and securities law. Ms. Gilbert has served on the board of Arcutis Biotherapeutics, Inc., a publicly-traded biopharmaceutical company, since April 2020, and on the board of Vaxcyte, Inc., a publicly-traded vaccine innovation company, since April 2020. Ms. Gilbert formerly served on the board of directors of Dermira, Inc. (acquired by Eli Lilly and Company) and Achaogen, Inc. Ms. Gilbert received a J.D. from Northwestern University School of Law and a B.A. from Tufts University. We believe that Ms. Gilbert is qualified to serve on our Board due to her broad knowledge of the life sciences industry and significant experience in business development, corporate strategy, law and compliance.
Dr. Alan Ashworth has served as a member of our Board since September 2021. He currently serves as the president of the Helen Diller Family Comprehensive Cancer Center at the University of California, San Francisco (UCSF), a position he has held since 2015. He also serves as the senior vice president for cancer services and a Professor of Medicine in Division of Hematology/Oncology, Department of Medicine at UCSF Health, position(s) he has held since 2015. Prior to joining UCSF, Dr. Ashworth was chief executive officer of the Institute of Cancer Research, a position he held from 2011 to 2014, as well as serving as their director of the Breakthrough Breast Cancer Center from 1999 to 2011 and Professor of Molecular Biology from 1997 to 2014. He is an elected member of European Molecular Biology Organization, the Academy of Medical Sciences, and a Fellow of the Royal Society. Dr. Ashworth received his Ph.D. in biochemistry from University College London, U.K., and his B.Sc. in chemistry and biochemistry from Imperial College of Science and Technology, University of London, U.K. We believe that Dr. Ashworth is qualified to serve on our Board due to his deep medical experience and service on the boards of directors of several cancer centers.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NAMED NOMINEES.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the annual meeting. Ernst & Young LLP has audited our financial statements for each of our fiscal years since the fiscal year ended December 31, 2017. Representatives of Ernst & Young LLP are expected to be present at the virtual annual meeting. During the webcast, they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions submitted online.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and our stockholders’ best interest.
The affirmative vote of the holders of a majority of the shares of our common stock present online or represented by proxy at the annual meeting and entitled to cast votes on this proposal will be required to ratify the selection of Ernst & Young LLP for our fiscal year ending December 31, 2024. Abstentions will not be counted as votes cast on this proposal. No broker non-votes are expected to exist in connection with this proposal.
Independent registered public account firm fees and services
The following table provides information regarding the fees incurred by Ernst & Young LLP during the years ended December 31, 2023 and 2022. The Audit Committee approved all of the fees described below.
	Year Ended December 31,
	2023 $	2022 $
Audit Fees(1)	1,291,900	1,065,400
Tax Fees(2)	98,334	117,971
Audit-Related Fees(3)	—	—
All Other Fees	—	—
Total Fees	1,390,234	1,183,371
(1)
Audit fees of Ernst & Young LLP for the years ending December 31, 2023 and 2022 were for professional services rendered for the audits of our financial statements, including accounting consultation, reviews of quarterly financial statements and professional services rendered in connection with our registration statements.

(2)	This category consists of fees for services provided for tax consultation and compliance services.
(3)	This category consists of fees for professional services rendered that are reasonably related to the performance of the audit or review of our financial statements.
Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services provided by our independent registered public accounting firm, Ernst & Young LLP. The policy generally requires pre-approval for specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee will review both audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services on at least an annual basis. Among other things, the Audit Committee will review non-audit services proposed to be provided by Ernst & Young LLP and pre-approve such services only if they are compatible with maintaining Ernst & Young LLP’s status as an independent registered public accounting firm. All services provided by Ernst & Young LLP in 2023 and 2022 were pre-approved by our Board or the Audit Committee after review of each of the services proposed for approval.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL 3: APPROVAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATION OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 150,000,000 TO 300,000,000
Summary
Presently, our Amended and Restated Certificate of Incorporation authorizes the issuance of 150,000,000 shares of common stock, par value $0.00001 per share. As of March 19, 2024, the Company had 67,731,764 shares of common stock issued and outstanding. Also, as of December 31, 2023, 5,609,599 shares of common stock were reserved for issuance under our equity compensation plans. In total, 76,658,637 shares of authorized common stock remain available for issuance.
In December 2023, the Board determined that the increase in the number of shares of common stock was advisable and in the best interest of the Company and its stockholders and unanimously approved an amendment to Article Four of our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 to 3000,000,000 shares, subject to stockholder approval of the amendment.
The affirmative vote of a majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the proposal will be required to approve the amendment of our Amended and Restated Certificate of Incorporation, with votes cast including votes “Against” and excluding abstentions. This is a routine proposal and therefore we do not expect any broker non-votes.
Effects of proposed amendment
Any additional authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The proposed increase in the number of shares of common stock will not change the number of shares of stock outstanding, have any immediate dilutive effect or change the rights of current holders of our common stock. However, to the extent that the additional authorized shares of common stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and may dilute earnings and book value on a per share basis. Stockholders do not have preemptive rights to acquire the common stock authorized by this amendment, which means that current stockholders do not have a prior right to purchase any new issue of capital stock in order to maintain their proportionate ownership of our common stock.
In addition to dilution, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of us. The Board is not aware of any actual or contemplated attempt to acquire control of the Company and this proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any actions that it deems consistent with its fiduciary duties.
Text of the proposed amendment
If our Amended and Restated Certificate of Incorporation were approved, Article Four, Section A of the Company’s Amended and Restated Certificate of Incorporation would read in its entirety as follows:
“A. The Company is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares that the Company is authorized to issue is 310,000,000 shares, 300,000,000 shares of which shall be Common Stock (the “Common Stock”), and 10,000,000 shares of which shall be Preferred Stock (the “Preferred Stock”). The Common Stock shall have a par value of $0.00001 per share and the Preferred Stock shall have a par value of $0.00001 per share.”
Timing of the proposed amendment
If the proposed amendment to increase the number of authorized shares of common stock is approved by our stockholders, the amendment will become effective immediately upon the filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to file promptly after the annual meeting. If the proposed amendment is not approved by our stockholders, the number of authorized shares of Common Stock will remain unchanged.
Board recommendation
The Board believes that additional authorized shares of common stock would give the Company the necessary flexibility to issue shares for various corporate purposes, including, in particular, capital-raising or financing transactions, and enable the Company to take timely advantage of market conditions and opportunities. Other corporate purposes for which the additional authorized shares could be used include, but are not limited to, potential strategic transactions, including mergers, acquisitions, and other business combinations; future development of the Company’s pipeline of products, future grants and awards under equity compensation plans; stock splits and stock dividends; and other general corporate working capital needs. The Board currently has no specific designated purpose for the increase in authorized shares of common stock. As a general matter, the Board would be able to issue the additional authorized shares of common stock at its discretion from time to time, subject to and as limited by, rules or listing requirements of the Nasdaq or any other then applicable securities exchange, and without further action or approval of the Company’s stockholders. The discretion of the Board, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require our stockholders to approve such transaction.
Risks to stockholders of non-approval
Because our cash flow from operations has been negative, if the stockholders do not approve this proposal, the Board may be precluded from pursuing a wide range of potential corporate opportunities that might raise necessary cash or otherwise be in the best interests of the Company and the best interests of our stockholders. This could have a material adverse effect on our business and prospects. We would also face substantial challenges in hiring and retaining employees at all levels, including our executive leadership team, in the near term.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “ FOR ” THE RESOLUTION TO AMEND OUR AMENDED AND RESTATED CERTIFICATION OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 150,000,000 TO 300,000,000.

PROPOSAL 4: NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Summary
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules, commonly known as a “Say-on-Pay” vote. Accordingly, we are seeking a non-binding, advisory vote to approve the compensation of our named executive officers as described in the “Executive Compensation Summary” section of this Proxy Statement and the compensation tables and accompanying narrative disclosures that follow.
Board Recommendation
Our Compensation Committee and the Board believe that the information provided in the “Executive Compensation Summary” section of this Proxy Statement, compensation tables and accompanying narrative disclosures demonstrates that our executive compensation program is designed appropriately, emphasizes pay for performance and aligns management’s interests with our stockholders’ interests to support long-term value creation.
Accordingly, our Board recommends that stockholders vote “FOR” the following resolution:
RESOLVED, that stockholders of CytomX Therapeutics, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the “Executive Compensation Summary,” section, compensation tables and the accompanying narrative disclosures of this Proxy Statement.
While the vote on this resolution is advisory and not binding on us, the Compensation Committee, or our Board, the Compensation Committee and our Board values thoughtful input from stockholders and will consider the outcome of the vote on this resolution when considering future executive compensation decisions. Our Board has adopted a policy of providing for annual advisory votes from stockholders on executive compensation. Unless our Board modifies its policy on the frequency of future Say-on-Pay advisory votes, the next Say-on-Pay advisory vote will be held at the 2025 annual meeting of stockholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE, ON A NON-BINDING ADVISORY BASIS, “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of March 19, 2024, by: (i) each of our directors; (ii) each of our named executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock. On March 19, 2024, there were 67,731,764 shares of common stock outstanding and entitled to vote. Unless otherwise indicated below, the address for each beneficial owner listed is c/o CytomX Therapeutics, Inc., at 151 Oyster Point Boulevard, Suite 400, South San Francisco, California.
Beneficial Owner	Beneficial Ownership**
	Number of Shares	Percent of Total
Biotechnology Value Fund(1)	6,702,889	9.9%
Tang Capital Management(2)	6,550,000	9.7%
Vanguard Group(3)	4,902,943	7.2%
Sean A. McCarthy, D. Phil.(4)	3,187,066	4.5%
Marcia P. Belvin, Ph.D.(5)	530,631	*
Jeffrey Landau(6)	460,257	*
Matthew P. Young(7)	147,895	*
James R. Meyers(8)	107,000	*
Elaine V. Jones, Ph.D.(9)	112,142	*
Halley Gilbert(10)	105,000	*
Mani Mohindru, Ph.D.(11)	85,000	*
Alan Ashworth, Ph.D.(12)	59,444	*
Zhen Su, M.D., M.B.A.(13)	—	—
All executive officers and directors as a group (10 persons)(14)	4,794,165	7%
*	Denotes ownership percentage less than 1%.
**
This table is based upon information supplied by officers, directors and principal stockholders and Forms 3, Forms 4 and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and dispositive power with respect to the shares indicated as beneficially owned.

(1)
Based solely on the Schedule 13G/A filed with the SEC on February 14, 2024, by the Biotechnology Value Fund, L.P. (“BVF”), BVF I GP LLC (“BVF GP”), Biotechnology Value Fund II, L.P. (“BVF2”), BVF II GP LLC (“BVF2 GP”), Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), BVF Partners OS Ltd. (“Partners OS”), BVF GP Holdings LLC (“BVF GPH”), BVF Partners L.P. (“Partners”), BVF Inc., and Mark N. Lampert: (i) BVF is the beneficial owner of 3,651,391 shares, including 107,088 shares underlying certain Pre-Funded Warrants held by BVF and excluding (a) 7,577,945 Shares underlying certain Pre-Funded Warrants held by BVF, (b) 3,074,013 Shares underlying the Tranche 1 Warrants held by BVF, and (c) 3,074,013 Shares underlying the Tranche 2 Warrants held by BVF that are excluded due to the Beneficial Ownership Blocker (as defined below), (ii) BVF2 is the beneficial owner of 2,622,422 shares, excluding (a) 5,878,616 shares underlying the Pre-Funded Warrants held by BVF2, (b) 2,351,446 Shares underlying the Tranche 1 Warrants held by BVF2, and (c) 2,351,446 Shares underlying the Tranche 2 Warrants held by BVF2 that are excluded due to the Beneficial Ownership Blocker, and (iii) Trading Fund OS is the beneficial owner of 319,691 shares, excluding (a) 676,539 shares underlying certain Pre-Funded Warrants held by Trading Fund OS, (b) 270,616 Shares underlying the Tranche 1 Warrants held by Trading Fund OS, and (c) 270,616 Shares underlying the Tranche 2 Warrants held by Trading Fund OS that are excluded due the Beneficial Ownership Blocker. BVF GP, as the general partner of BVF, may be deemed to beneficially own the 3,651,391 shares beneficially owned by BVF. BVF2 GP, as the general partner of BVF2, may be deemed to beneficially own the 2,622,422 shares beneficially owned by BVF2. Partners OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the 319,691 shares beneficially owned by Trading Fund OS. BVF GPH, as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the 6,273,813 shares beneficially owned in the aggregate by BVF and BVF2. Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 6,702,889 shares beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS, and a certain Partners managed account (the “Partners Managed Account”), including 109,385 shares held in the Partners Managed Account, and excluding (a) 182,889 Shares underlying certain Pre-Funded Warrants held by the Partners Managed Account, (b) 73,156 Shares underlying the Tranche 1 Warrants held by the Partners Managed Account, and (c) 73,156 Shares underlying the Tranche 2 Warrants held by the Partners Managed Account that are excluded due to the Beneficial Ownership Blocker. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 6,702,889 shares beneficially owned by Partners. Mr. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 6,702,889 shares beneficially owned by BVF Inc. Subject to the Beneficial Ownership Blocker (as defined below), BVF, BVF2 and Trading Fund OS may also be deemed to beneficially own an aggregate of 25,854,451 shares of our common stock issuable upon exercise of the Pre-Funded Warrants, Tranche 1 Warrants and Tranche 2 Warrants that are described as excluded above. Pursuant to the terms of such Pre-Funded Warrants, Tranche 1 Warrants and Tranche 2 Warrants (collectively, the “Warrants”), BVF and its affiliated entities that hold such Warrants, do not have the right to exercise any portion of their Warrants, and any such exercise shall be void ab initio to the extent (but only to the extent) that, after giving effect to the issuance of our common stock after exercise, the holder of such Warrant(s) (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of its affiliates) would beneficially own in excess of 9.99% (the “Beneficial Ownership Limitation”) of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of our common stock following the exercise of such

Warrant(s) (the “Beneficial Ownership Blocker”). The number of shares of our common stock shown as beneficially owned by Biotechnology Value Fund reflects application of the Beneficial Ownership Limitation as described above, although the Beneficial Ownership Limitation may be changed at a holder’s election upon 61 days’ notice to the Company. BVF reports its address as 44 Montgomery St. 40th Floor, San Francisco, CA 94104.
(2)
Based solely on the Schedule 13G/A filed with the SEC on February 14, 2024 by Tang Capital Partners, LP (“Tang Capital Partners”); Tang Capital Management, LLC, the general partner of Tang Capital Partners (“Tang Capital Management”); and Kevin Tang, the manager of Tang Capital Management. Tang Capital Partners reports its address as 4747 Executive Drive, Suite 210, San Diego, CA 92121.

(3)	Based solely on the Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group. The Vanguard Group reports its address as 100 Vanguard Blvd. Malvern, PA 1935.
(4)	Consists of (a) 420,139 shares of our common stock, and (b) 2,766,927 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 19, 2024.
(5)	Consists of (a) 59,413 shares of our common stock, and (b) 471,218 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 19, 2024.
(6)	Consists of (a) 52,938 shares of our common stock, and (b) 407,319 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 19, 2024.
(7)	Consists of 147,895 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 19, 2024.
(8)	Consists of 107,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 19, 2024.
(9)	Consists of (a) 5,142 shares of our common stock, and (b) 107,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 19, 2024.
(10)	Consists of 105,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April March 19, 2024.
(11)	Consists of 85,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 19, 2024.
(12)	Consists of 59,444 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 19, 2024.
(13)
Dr. Su was appointed to our Board on March 20, 2024. As of March 19, 2024, Dr. Su did not hold any shares of common stock in the Company and neither had he been granted any stock options in the Company.

(14)	Consists of: (a) 537,362 shares of our common stock, and (b) 4,256,803 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of March 19, 2024.
Section 16(A) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, furnished to us or written representations, we believe that during the fiscal year ended December 31, 2023, all filing requirements applicable to our executive officers and directors under the Exchange Act were met in a timely manner other than a late Form 4 for Marcia Belvin filed on March 29, 2023 due to administrative delays.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Party Transactions
We have adopted a written related party transactions policy, which sets forth the policies and procedures for the review and approval or ratification of related party transactions. The policy covers, with certain exceptions set forth in Item 404 of Regulation S-K promulgated under the Exchange Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related party had, has or will have a direct or indirect material interest, including indebtedness, guarantees of indebtedness and employment by us of a related party.
A related party transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee of our Board or the chairperson of the Audit Committee in accordance with the standards set forth in the policy after full disclosure of the related party’s interests in the transaction. As appropriate for the circumstances, the Audit Committee or the chairperson of the Audit Committee, as applicable, shall review and consider:
•	the related party’s interest in the transaction
•	the approximate dollar value of the amount involved in the related party transaction;
•	the approximate dollar value of the amount of the related party’s interest in the transaction without regard to the amount of any profit or loss;
•	whether the transaction was undertaken in our ordinary course of business;
•	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;
•	the purpose and the potential benefits of the related party transaction to us;
•	required public disclosure, if any; and
•
any other information regarding the related party transaction or the related party in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Since January 1, 2023, we have followed all policies and procedures in reviewing, approving and ratifying related person transactions.
Certain Related Party Transactions
We describe below transactions and series of similar transactions since January 1, 2021, to which we were a party or will be a party, in which (i) the amounts involved exceeded or will exceed $120,000 and (ii) any of our directors, executive officers, holders of more than 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described where required in the sections titled “Director Compensation” and “Executive Compensation,” respectively, in this Proxy Statement.
2023 PIPE Financing
In July 2023, we completed a private placement transaction (the “2023 PIPE Financing”), pursuant to which we issued and sold an aggregate of (i) pre-funded warrants to purchase up to 14,423,077 shares of our common stock, (ii) Tranche 1 Warrants to purchase up to 5,769,231 shares of our common stock (or pre-funded warrants in lieu thereof) and (iii) Tranche 2 Warrants to purchase up to 5,769,231 shares of our common stock (or pre-funded warrants in lieu thereof). The combined price per pre-funded warrant and accompanying tranche warrant is $2.08 (of which $2.07999 per share was prepaid by each purchaser). As a result of the 2023 PIPE Financing, we received aggregate net proceeds of approximately $29.7 million after deducting offering expenses payable by us. In connection with the 2023 PIPE Financing, on August 16, 2023, we filed a registration statement on Form S-3 with the SEC registering the resale of all shares of our common stock that may be issued in the 2023 PIPE Financing.
Immediately prior to the closing of the 2023 PIPE Financing, certain entities affiliated with BVF Partners L.P. were the beneficial owners of, in the aggregate, more than 5% of our capital stock. In connection with the 2023 PIPE financing, certain of such entities purchased pre-funded warrants to purchase 14,423,077 shares of our common stock and accompany tranche 1 warrants to purchase 5,769,231 shares of our common stock and tranche 2 warrants to purchase 5,769,231 shares of our common stock at a price per share of $2.08, of which $2.07999 per share was prepaid by such entities in an aggregate amount of $ 30,000,000.16. No other beneficial owners of more than 5% of our capital stock participated in the 2023 PIPE Financing.
Director and Executive Officer Agreements and Compensation
We have entered employment-related agreements with our executive officers. See section titled “Executive Compensation Summary,” respectively, in this Proxy Statement for more information regarding each of these agreements and compensation of our directors and executive officers.
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The Board of Directors
The following sets forth information about our directors as of March 20, 2024.
Name	Position	Age
Sean A. McCarthy, D. Phil.	Class I Director, Chief Executive Officer and Chairman of the Board	57
Mani Mohindru, Ph.D	Class I Director	52
Zhen Su, M.D., M.B.A.(1)	Class I Director	47
Elaine V. Jones, Ph.D.	Class II Director	69
Matthew P. Young	Class II Director	54
James R. Meyers	Class III Director	58
Halley Gilbert	Class III Director	54
Alan Ashworth, Ph.D.	Class III Director	63
(1)	Dr. Su was appointed to our Board on March 20, 2024.
The following are brief biographies of our current directors whose current term of office continues through the 2024 Annual Meeting of Stockholders. Biographies of our two current directors who are being nominated to a new term of office at this 2024 Annual Meeting of Stockholders are included above under “Proposal No. 1 Election of Directors.”
Class I Directors Continuing in Office until the 2025 Annual Meeting of Stockholders
Sean A. McCarthy, D. Phil.
Dr. McCarthy joined CytomX in December 2010 as our Chief Business Officer and became a member of our Board, President and Chief Executive Officer in August 2011. In January 2019, Dr. McCarthy became Chairman of our Board of directors and currently serves as Chief Executive Officer and Chairman of our Board. Dr. McCarthy has more than twenty years of experience in the biotechnology industry encompassing roles in R&D, business development, financing and general management. Following completion of his post-doctoral training at the DNAX Research Institute (now Merck Palo Alto), Dr. McCarthy held research leadership and program management roles at Millennium Pharmaceuticals where he managed biologics discovery programs. After Millennium, Dr. McCarthy joined SGX Pharmaceuticals, where he spearheaded a wide range of large pharma partnerships as vice president business development and helped drive a strategic reorientation of the company from a platform business model to product-focused oncology company, leading to completion of an initial public offering in 2006. Immediately prior to joining CytomX, Dr. McCarthy was a transactional partner at Pappas Ventures from April 2006 to December 2010, where he was responsible for investments in therapeutic, medical device and molecular diagnostic companies. Dr. McCarthy is an author on multiple peer reviewed scientific publications, issued patents and filed patent applications. He received a B.Sc. in biochemistry and pharmacology at King’s College, University of London; an MBA from the Rady School of Management at the University of California San Diego; and a D.Phil. in cancer biology from St. John’s College, University of Oxford. Dr. McCarthy currently serves as a member of the board of directors of the California Life Sciences Association and OncoResponse. We believe Dr. McCarthy is qualified to serve on our Board based on his management experience in the life sciences sector, including at CytomX, his deep knowledge of the industry, and his strategic and business development expertise.
Mani Mohindru, Ph.D.
Dr. Mohindru has served as a member of our Board since December 2020. She currently serves as chief executive officer and member of the board of directors at Novasenta, a privately-held drug discovery company that focuses on immunotherapy treatment for novel cancer targets, a position she has held since April 2021. Previously, she served as the CEO of CereXis, Inc., a biotech company focused on rare tumor indications, from December 2019 to October 2020. Prior to that, she served as chief financial officer and chief strategy officer at Cara Therapeutics, Inc., a publicly-traded biotechnology company, from August 2017 to December 2019. Between June 2013 and August 2017 she held various roles at Curis, Inc., a publicly-traded biotechnology company, including vice president of corporate strategy & investor strategy and chief strategy officer. Dr. Mohindru is also a member of the board of directors of Cardiff Oncology, a publicly-traded clinical-stage oncology-focused biopharmaceutical company. She also previously served as a member of the board of directors of SAb Biotherapeutics, a publicly-traded clinical-stage biopharmaceutical company advancing a new class of immunotherapies. Prior to her leadership roles in the biotechnology industry, Dr. Mohindru spent many years as an equity research analyst covering the biotechnology sector at UBS, Credit Suisse and ThinkEquity. She also cofounded a privately-held biotechnology company and was a healthcare industry consultant. Dr. Mohindru received her Ph.D. in neurosciences from Northwestern University and her Masters in biotechnology and BS in human biology (Hons) from the All India Institute of Medical Sciences, New Delhi, India. We believe Dr. Mohindru is qualified to serve on our Board based on her substantial management experience in the life sciences industry and her background in biotechnology finance and corporate strategy.
Zhen Su, M.D., M.B.A.
Dr. Su joined our Board of Directors in March 2024. Currently, Dr. Su serves as the Chief Executive Officer of Marengo Therapeutics (“Marengo”) and member of its board of directors, having held both positions since July 2021. Prior to joining Marengo, Dr. Su served as Senior Vice President and Global Head of the Oncology Business Franchise for Merck KGaA (“Merck”) from March 2019 to July 2021 and concurrently as Merck’s US Head of its Oncology Business Unit between July 2020 to July 2021. Dr. Su served as Chief Medical Officer of EMD Serono, part of the larger Merck group, from October 2017 to May 2019. Dr. Su currently serves as a member of the board of directors at Karyopharm Therapeutics Inc., a publicly-traded pharmaceutical company, a position he has held since August 2023. Before his career in the life sciences industry, Dr. Su served on the faculty of Duke University Medical School between 2001 to 2006, where he led early oncology clinical studies focusing on mRNA-based and cell-based immunotherapy, and then, between 2006 to 2009, served as the director of the Cell and Gene Therapy program at the University of Florida. Dr. Su received his Doctor of Medicine from Technical University of Dresden in Germany and his MBA from the University of Toronto in Canada. We believe Dr. Su is qualified to serve on our Board based on his substantial drug development and corporate strategy experience in the biotechnology industry complemented by his academic background in life sciences.
Class II Directors Continuing in Office until the 2026 Annual Meeting of Stockholders
Matthew P. Young
Mr. Matthew P. Young has served as a member of our Board since September 2015. Mr. Young currently serves as a managing director at Longitude Capital, a position he has held since August 2022. Before that, Mr. Young was serving as chief operating officer and chief financial officer of GRAIL from October 2019 to December 2021. Prior to joining GRAIL, Mr. Young had served as executive vice president and chief financial officer of Jazz Pharmaceuticals (“Jazz”), a role he held since February 2015. He previously had served as senior vice president and chief financial officer of Jazz since March 2014 and as senior vice president, corporate development of Jazz since April 2013. Prior to joining Jazz, Mr. Young worked in investment banking for approximately 20 years. From February 2009 to April 2013, he served as a managing director in global healthcare of Barclays Capital Inc., an investment banking firm, where his role included acting as the co-head of life sciences at Barclays Capital. From 2007 to 2008, Mr. Young served as a managing director of Citigroup Global Markets Inc., an investment banking firm, and, from 2003 to 2007, as a managing director of Lehman Brothers Inc., an investment banking firm. In 2015, he joined the board of directors of PRA Health Sciences Inc., a contract research company, a position he held until July 2021. Mr. Young currently serves on the board of directors of OrsoBio, Inc., a privately-held biopharmaceutical company. Mr. Young received a B.S. in economics and a M.B.A. from the Wharton School of the University of Pennsylvania. We believe that Mr. Young is qualified to serve on our Board due to his extensive management experience, significant experience in the life sciences industry and financial expertise.
Elaine V. Jones, Ph.D.
Elaine V. Jones has served as a member of our Board since May 2019. Dr. Jones retired in April 2019 from her role as vice president, worldwide business development and senior partner at Pfizer Ventures, the venture capital arm of Pfizer Inc. After joining Pfizer Ventures as executive director in 2008, Dr. Jones was responsible for making and managing venture investments for Pfizer as well as serving in Board roles for several therapeutic companies. Prior to this, Dr. Jones held the position of general partner at EuclidSR Partners, a venture firm specializing in private investment in private and public equity within the health sciences, healthcare, biopharmaceutical sectors, until 2008.

Dr. Jones began her investment career at S.R. One, the corporate investment fund of GlaxoSmithKline, which she joined in 1999. Prior to this, Dr. Jones served as director of scientific licensing at SmithKline Beecham and as a research scientist in the research and development division of SmithKline Beecham Pharmaceutical. During her venture career, Dr. Jones has served on the boards of more than 20 early to mid-stage biotechnology, therapeutic and pharmaceutical companies. Dr. Jones has served as a member of the board of directors of Gritstone Oncology, a publicly-traded biopharmaceutical company, since September 2019. She has served on the board of HBM Healthcare Investments AG, a publicly-traded Swiss Investment Company since June 2018. She has also served on the board of NextCure, Inc., a publicly-traded biopharmaceutical company, since December 2015. Dr. Jones holds a B.S. in biology from Juniata College and a Ph.D. in microbiology from the University of Pittsburgh. We believe that Dr. Jones is qualified to serve on our Board due to her broad knowledge of the life sciences industry and significant experience in pharmaceutical drug discovery and business development.
Class III Directors Nominated for Election at this 2024 Annual Meeting of Stockholders
James R. Meyers
Biographical information included above under “Proposal No.1 Election of Directors”.
Halley Gilbert
Biographical information included above under “Proposal No.1 Election of Directors”.
Alan Ashworth, Ph.D.
Biographical information included above under “Proposal No.1 Election of Directors”.
Meetings of the Board of Directors
The Board met five times during the fiscal year ended December 31, 2023. The Audit Committee of the Board met six times, the Compensation Committee of the Board met six times and the Nominating and Corporate Governance Committee of the Board met three times. Each member of the Board, other than Dr. Su, who joined the Board in March 2024, attended at least 75% of the aggregate number of meetings of our Board and of the committees on which they served, that were held during the period of the last fiscal year and during which they served on the Board or such committees.
Director Attendance at Annual Meetings
Our Board has a policy of encouraging director attendance at our annual meetings of stockholders, but attendance is not mandatory. Our Board and management team encourage all of our directors to attend the virtual 2024 Annual Meeting of Stockholders. All of our directors attended the virtual 2023 Annual Meeting of Stockholders, except Dr. Su who joined the Board in March 2024.
Corporate Governance Guidelines
The Board has documented our governance practices in our corporate governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The corporate governance guidelines set forth certain practices the Board will follow with respect to Board composition, Board committees, Board nomination, director qualifications and evaluation of the Board and committees. The corporate governance guidelines and the charter for each committee of the Board may be viewed at www.cytomx.com.
Board Leadership Structure
Our bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of chairman of the Board and chief executive officer and/or the implementation of a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company. The position of chief executive officer and chairman of the Board is currently held by Sean A. McCarthy, D. Phil. The Board also appointed Matthew P. Young to serve as Lead Independent Director of the Board. In that role,

Mr. Young presides over the executive sessions of the Board in which Dr. McCarthy does not participate, serves as a liaison to Dr. McCarthy and management on behalf of the Board and performs such other duties and exercises such other powers as may from time to time be assigned by the bylaws or the Board.
Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Risk Oversight
The Board monitors and assesses key business risks directly through deliberations of the Board and also by way of delegation of certain risk oversight functions to be performed by committees of the Board. The Board regularly reviews and assesses, among other matters, the following important areas that present both opportunities and risk to the Company’s business:
•	review and approval of the Company’s annual operating and capital spending plan and review of management’s updates as to the progress against the plan and any related risks and uncertainties;
•
periodic consideration of the balance of risk and opportunities presented by the Company’s medium to long-term strategic plan and the potential implications of success and failure in one or more of the Company’s key drug development programs;

•	regular consideration of the risks and uncertainties presented by alternative clinical development strategies;
•
regular review of the progress and results of the Company’s clinical development programs and early research efforts, including, without limitation, the strengths, weaknesses, opportunities and threats for these programs;

•	periodic review and oversight of any material outstanding litigation or threatened litigation;
•	review and approval of material collaboration partnerships for the further development and commercial exploitation of the Company’s proprietary drug development programs and technologies;
•	regular review and approval of the annual corporate goals and an assessment of the Company’s level of achievement against these established goals;
•	regular review of the Company’s financial position relative to the risk and opportunities for the Company’s business;
•	periodic review of the Company’s intellectual property estate;
•	review and assessment of succession planning and performance concerns for the Section 16 officers;
•	review and approval of safety protocols and operational guidelines recommended by the Company’s COVID-19 Transition, Readiness, and Communications team; and
•	periodic review of the Company’s compensation programs.
The discussion above of risk oversight matters reviewed by the Board is intended to be illustrative only and not a complete list of all important matters reviewed and considered by the Board in providing oversight and direction for the Company’s senior management and business.
The risk oversight function of the Board is also administered through various Board committees. The Audit Committee oversees the management of financial, accounting, internal controls, disclosure controls, the engagement and regular oversight of the independent auditors and other financial compliance risks. The Audit Committee also periodically reviews the Company’s investment policy for its cash reserves and fraud monitoring practices and procedures, including the maintenance and monitoring of a whistleblower hotline.
The Compensation Committee is responsible for the design and oversight of the Company’s compensation programs. The Compensation Committee also regularly reviews and reports to the Board on succession planning for the chief executive officer and certain other select senior management positions.
The Nominating and Corporate Governance Committee periodically reviews the Company’s corporate governance practices, including certain risks that those practices are intended to address and certain corporate compliance risks. The Nominating and Corporate Governance Committee periodically reviews the composition of the

Board to help ensure that a diversity of skills and experiences is represented by the members of the Board taking into account the stage of growth of the Company and its strategic direction, as well as identifies, evaluates and nominates qualified candidates.
In carrying out their risk oversight functions, the Board and its committees routinely request and review management updates, reports from the independent auditors and legal and regulatory advice from outside experts, as appropriate, to assist in discerning and managing important risks that may be faced by the Company. The Board is committed to continuing to ensure and evolve its risk oversight practices as appropriate given the stage of the Company’s evolution as a drug development Company and the fast-paced changes in the biopharmaceutical industry.
Independence of the Board of Directors
Under the rules of The Nasdaq Stock Market LLC (“Nasdaq”), independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy additional independence criteria set forth in Rule 10A-3 under the Exchange Act, and in Nasdaq Rule 5605(c)(2)(A). Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board determined that none of our directors, other than Dr. McCarthy, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq rules. Dr. McCarthy is not considered independent because he is an employee of the Company. Our Board determined that Matthew P. Young, a member of our Audit Committee, James R. Meyers, a member of our Compensation Committee, Elaine V. Jones, Ph.D., a member of our Compensation Committee and Nominating and Corporate Governance Committee, Halley Gilbert, a member of our Audit Committee and Nominating and Corporate Governance Committee, Mani Mohindru, Ph.D., a member of our Compensation Committee and Audit Committee, Alan Ashworth, Ph.D., a member of our Nominating and Corporate Governance Committee, and Zhen Su, M.D., M.B.A., appointed to our Board in March 2024, satisfy the independence standards for such committees established by applicable SEC and the Nasdaq rules, including, with respect to Ms. Gilbert, Dr. Mohindru and Mr. Young, the heightened independence criteria applicable to the Audit Committee, as set forth in Rule 10A-3 and Nasdaq Rule 5605. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.
Information Regarding the Committees of the Board of Directors
Our Board has three regularly constituted committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides current membership information for each of the Board committees:
Name	Audit	Compensation	Nominating and Corporate Governance
Sean A. McCarthy, D. Phil.	—	—	—
Mani Mohindru, Ph.D.	X	X	—
Matthew P. Young	X(1)	—	—
James R. Meyers	—	X(1)	—
Elaine V. Jones, Ph.D.	—	X	X
Halley Gilbert	X	—	X(1)

Name	Audit	Compensation	Nominating and Corporate Governance
Alan Ashworth, Ph.D.	—	—	X
Zhen Su, M.D., M.B.A.(2)	—	—	—
Total meetings in 2023	6	6	3
(1)	Committee chairperson.
(2)	Dr. Su was appointed to our Board in March 2024.
Below is a description of each committee of our Board.
Audit Committee
The Audit Committee of the Board oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The responsibilities of the Audit Committee include, among other things:
•	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing annually a report by the independent registered public accounting firm regarding the independent registered public accounting firm’s internal quality control procedures and various issues relating thereto;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm;
•
establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;

•
periodically reviewing legal compliance matters, including any securities trading policies, periodically reviewing significant accounting and other financial risks or exposures to our company and reviewing and, if appropriate, approving all transactions between our company and any related party (as described in Item 404 of Regulation S-K promulgated under the Exchange Act);

•	establishing policies for the hiring of employees and former employees of the independent registered public accounting firm;
•	consulting with management on the establishment of procedures and internal controls to address cyber security related risks; and
•	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement.
The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and will have the authority to retain counsel and advisors to fulfill its responsibilities and duties.
The Audit Committee has the authority to retain special legal, accounting or other consultants to advise the committee as it deems necessary, at the Company’s expense, to carry out its duties and to determine the compensation of any such advisors.
The members of the Audit Committee are Matthew P. Young, Mani Mohindru, Ph.D. and Halley Gilbert. Mr. Young serves as the chairperson of the committee. Our Board has determined that each of Mr. Young, Dr. Mohindru and Ms. Gilbert are “independent” for Audit Committee purposes as that term is defined in the applicable rules of the SEC and The Nasdaq Global Select Market. Our Board has designated Mr. Young as an “audit committee financial expert” as defined under the applicable rules of the SEC and has determined that Mr. Young has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. The Audit Committee has adopted a written Audit Committee charter that satisfies the applicable standards of the SEC and Nasdaq, and which is available on our corporate website at www.cytomx.com.

Compensation Committee
The Compensation Committee of the Board reviews the type and level of compensation for directors, officers, employees and compensation consultants of the Company, recommends compensation actions to the Board and administers the variable compensation programs to be adopted by the Company. The responsibilities of the Compensation Committee include, among other things:
•	reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;
•	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and approving the compensation of our chief executive officer;
•	reviewing and approving the compensation of our other executive officers;
•	reviewing our compensation, welfare, benefit and pension plans and similar plans;
•	reviewing and making recommendations to the Board with respect to director compensation; and
•	preparing for inclusion in our proxy statement the report, if any, of the compensation committee required by the SEC.
The Compensation Committee has the power to investigate any matter brought to its attention within the scope of its duties and will have the authority to retain counsel and advisors to fulfill its responsibilities and duties.
The Compensation Committee has the sole authority to retain or replace, at the Company’s expense, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the committee believes to be necessary or appropriate. The committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Compensation Committee has engaged Radford, an Aon Hewitt Company, since 2015 as a compensation consultant to evaluate non-employee director compensation and compensation in comparison to industry peers. For additional information on the role of the compensation consultant and the Chief Executive Officer please see “Executive Compensation Summary.”
The members of the Compensation Committee are James Meyers, Elaine V. Jones, Ph.D. and Mani Mohindru, Ph.D. Mr. Meyers serves as the chairperson of the committee. Our Board has determined that each member of the Compensation Committee is an independent director for Compensation Committee purposes as that term is defined in the applicable Nasdaq rules, and is a “non-employee director” within the meaning of Rule 16b-3(d)(3) promulgated under the Exchange Act. The Compensation Committee has adopted a written Compensation Committee charter that satisfies the applicable standards of the SEC and Nasdaq, and which is available on our corporate website at www.cytomx.com.
In 2023, none of our named executive officers (a) served on the compensation committee of another entity that had an executive officer who served on our Compensation Committee; (b) served as director of another entity that had an executive officer who served on our Compensation Committee; or (c) served on compensation committee of another entity that had an executive officer who served as one of our directors.
Nominating and Corporate Governance Committee
The responsibilities of the Nominating and Corporate Governance Committee include, among other things:
•	identifying individuals qualified to become members of the Board;
•	recommending to the Board the persons to be nominated for election as directors and to each committee of the Board;
•	annually reviewing our corporate governance guidelines;
•	overseeing management’s handling of environmental, social and governance matters of importance to the Company; and
•	monitoring and evaluating the performance of the Board and leading the board in an annual self-assessment of its practices and effectiveness.
The Nominating and Corporate Governance Committee has the power to investigate any matter brought to its attention within the scope of its duties and will have the authority to retain counsel and advisors to fulfill its responsibilities and duties.

The Nominating and Corporate Governance Committee may retain, at the Company’s expense, any independent counsel, experts or advisors that the committee believes to be desirable and appropriate. The committee may also use the services of the Company’s regular legal counsel or other advisors to the Company.
The Nominating and Corporate Governance Committee is comprised of Halley Gilbert, Elaine V. Jones, Ph.D., and Alan Ashworth, Ph.D., FRS. Ms. Gilbert serves as the chairperson of the committee. Our Board has determined that Ms. Gilbert, Dr. Jones and Dr. Ashworth are independent directors for Nominating and Corporate Governance Committee purposes as that term is defined in the applicable rules of The Nasdaq Global Select Market. The Nominating and Corporate Governance Committee has adopted a written committee charter that satisfies the applicable standards of the SEC and Nasdaq, and which is available on our corporate website at www.cytomx.com.
The Nominating and Corporate Governance Committee reviews candidates for director nominees in the context of the current composition of the Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee values diversity of abilities, experience, perspective, education, gender, background, race and national origin, and such other factors as it deems appropriate given our current needs and those of our Board to maintain a balance of knowledge, experience and capability. Additionally, in evaluating and identifying potential nominees, the Nominating and Corporate Governance Committee evaluates skills and backgrounds which may complement those already serving, or provide additional expertise or perspective not already present on our Board.
Although the Company has not adopted specific targets, the Nominating and Corporate Governance Committee considers the level of representation of women and other diverse candidates on our Board when making recommendations for nominees to our Board.
Board Diversity Matrix
	Female	Male	Non- Binary	Did Not Disclose
Gender Identity	3	4	0	0
Demographic Background
American Indian or Alaska Native	0	0	0	0
Asian or Asian American	1	0	0	0
Black or African American	0	0	0	0
Hispanic, Latino, Latina, or Latinx	0	0	0	0
Middle Eastern or Northern African	0	0	0	0
Native Hawaiian or Other Pacific Islander	0	0	0	0
White	2	4	0	0
Two or more races/ ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did not disclose	0	0	0	0
The committee also periodically reviews the overall effectiveness of the Board, including Board attendance, level of participation, quality of performance, self-assessment reviews and any relationships or transactions that might impair director independence. In the case of new director candidates, the committee will also determine whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The committee may also use its network of contacts to compile a list of potential candidates and engage, if it deems appropriate, a professional search firm. The committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
The Nominating and Corporate Governance Committee will consider for nomination any qualified director candidates recommended by our stockholders. Any stockholder who wishes to recommend a director candidate is directed to submit in writing the candidate’s name, biographical information, relevant qualifications and other information required by our bylaws to our Secretary at our principal executive offices before the deadline set forth in our bylaws. All written submissions received from our stockholders will be reviewed by the Nominating and

Corporate Governance Committee at the next appropriate meeting. The Nominating and Corporate Governance Committee will evaluate any suggested director candidates received from our stockholders in the same manner as recommendations received from management, committee members or members of our Board.
Stockholder Communications with the Board of Directors
Any holder of our securities may contact the Board or a specified individual director by writing to the attention of the Board or a specified individual director and sending such communication to our Corporate Secretary at our executive offices as identified in this Proxy Statement. Each communication from a security holder should include the following information in order to permit security holder status to be confirmed and to provide an address to forward a response if deemed appropriate:
•	The name, mailing address, and telephone number of the security holder sending the communication.
•	The number and type of our securities owned by such security holder.
•	If the security holder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.
Our Corporate Secretary will forward all appropriate communications to the Board or individual members of the Board as specified in the communication. Our Corporate Secretary may (but is not required to) review all correspondence addressed to the Board, or any individual member of the Board of Directors, for any inappropriate correspondence more suitably directed to management. The Board, a committee of the Board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our Corporate Secretary.
During 2023, we engaged in an effort to contact certain of our institutional stockholders to listen to their views on corporate issues, including environmental, social and governance matters. We engaged in valuable dialogue on matters of interest to those stockholders and to the Company. We intend to continue to conduct activities directed at stockholder engagement in the future and value input from our stockholders on these matters.
Material Changes to Nominee Recommendation Procedures
There were no material changes to the procedures by which stockholders may recommend nominees to our Board in 2023.
Family Relationships
There are no family relationships among any of our directors or executive officers.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is available on our website at www.cytomx.com. Amendments to, and waivers from, the code of business conduct and ethics that apply to any director, executive officer or persons performing similar functions will be disclosed at the website address provided above and, to the extent required by applicable regulations, on a Current Report on Form 8-K filed with the SEC.
Other Policies and Considerations
Derivatives Trading, Hedging, and Pledging Policies
The Company does not permit our employees or directors to engage in hedging transactions with respect to Company equity securities.

DIRECTOR COMPENSATION
Director Compensation Table—Year Ended December 31, 2023
The following table presents information regarding the compensation paid to members of our Board, except for Sean A. McCarthy, D. Phil., who is also our chief executive officer and chairman of the Board. The compensation paid to Mr. McCarthy is set forth in the section titled “Executive Compensation Summary” in this proxy statement. Dr. McCarthy was not entitled to receive additional compensation for his service as a director or chairman.
Name	Fees earned or paid in cash ($)	Option awards(1) ($)	Total ($)
Mani Mohindru, Ph.D.	53,500	25,123	78,623
Matthew P. Young	80,000	25,123	105,123
James R. Meyers	52,000	25,123	77,123
Elaine V. Jones, Ph.D.	50,000	25,123	75,123
Halley Gilbert	55,500	25,123	80,623
Alan Ashworth, Ph.D	44,000	25,123	69,123
Zhen Su, M.D., M.B.A.(2)	—	—	—
(1)
Pursuant to applicable SEC executive compensation disclosure rules, the amounts reported in this column reflect the grant date fair value of an option to purchase 25,000 shares of our common stock granted on June 14, 2023 to each director named above (other than Dr. Su), calculated in accordance with Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). For a discussion of the assumptions and methodologies used to calculate these amounts, please see the discussion of option awards contained in the Stock-based Compensation sub-section under Note 13 to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2023. As of December 31, 2023, our non-employee directors (other than Dr. Su) held outstanding options to purchase shares of our common stock as follows: Dr. Mohindru, 110,000; Mr. Young, 172,895; Mr. Meyers, 132,000; Dr. Jones, 132,000; Ms. Gilbert, 130,000; and Dr. Ashworth, 90,000. Other than these options, none of our existing non-employee directors held any other equity awards in the Company on that date.

(2)	Dr. Su was appointed to our Board on March 20, 2024 and, accordingly, as of December 31, 2023, had not received any compensation.

Director Compensation
During 2023, our Board members were compensated pursuant to our non-employee director compensation program, which provides for cash and equity-based compensation for service on the Board and its committees. Under the program, our non-employee directors receive the following cash compensation for their service on the Board and its committees:
Annual Retainer for Board Membership	$40,000
Additional Retainer for:
Chairperson of the Board	$30,000
Chairperson of the Audit Committee	$15,000
Member of the Audit Committee	$7,500
Chairperson of the Compensation Committee	$12,000
Member of the Compensation Committee	$6,000
Chairperson of the Nominating & Governance Committee	$8,000
Member of the Nominating & Governance Committee	$4,000
Lead Independent Director(1)	$25,000
(1)	Mr. Young was reappointed as the Lead Independent Director of our Board in December 2023.
In 2023, the annual non-employee director cash compensation was paid quarterly in arrears. Under the program, non-employee directors also receive reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings of our Board.
Under the non-employee director stock option program in 2023, new non-employee members of the Board are automatically granted an initial option to purchase 50,000 shares of our common stock on the date such person first becomes a non-employee director. The initial grant will vest with respect to 1/36th of the shares subject to the option on each monthly anniversary measured from the grant date, such that 100% of the shares subject to the option will be fully vested and exercisable on the third anniversary of the vesting commencement date, subject to the director’s continued service to us through the applicable vesting date.
On the date of each annual meeting of our stockholders, each non-employee director (other than any director receiving an initial grant on the date of such annual meeting) who is then serving as a non-employee director and who will continue as a non-employee director following the date of such annual meeting will automatically be granted an option to purchase 25,000 shares of our common stock. This annual grant will vest in full on the earlier of: (i) the date of the next annual meeting of our stockholders or (ii) the first anniversary of the date of grant, subject to the director’s continuous service to us through the applicable date.
The exercise price of all stock option grants is equal to the closing price of CytomX common stock as reported by the Nasdaq on the date of grant. In addition, upon a change in control, the vesting of all equity awards held by our non-employee directors will accelerate in full.

EXECUTIVE OFFICERS
The following sets forth information about our executive officers as of March 19, 2024.
Name	Position	Age
Sean A. McCarthy, D. Phil.	Chief Executive Officer and Chairman of the Board	57
Marcia P. Belvin Ph.D.	Senior Vice President, Chief Scientific Officer	57
Jeff Landau	Senior Vice President, Chief Business Officer, and Head of Strategy	46
The following is biographical information as of March 19, 2024 for our executive officers.
Sean A. McCarthy, D. Phil., Chief Executive Officer and Chairman of the Board
Dr. McCarthy joined CytomX in December 2010 as our Chief Business Officer and became a member of our Board of directors, President and Chief Executive Officer in August 2011. In January 2019, Dr. McCarthy became Chairman of our Board of directors and currently serves as Chief Executive Officer and Chairman of our Board. Dr. McCarthy has more than twenty five years of experience in the biotechnology industry encompassing roles in R&D, business development, financing and general management. Following completion of his post-doctoral training at the Schering Plough DNAX Research Institute, Dr. McCarthy held research leadership and program management roles at Millennium Pharmaceuticals where he managed biologics discovery programs. After Millennium, Dr. McCarthy joined SGX Pharmaceuticals, where he spearheaded a wide range of large pharma partnerships as vice president business development and helped drive a strategic reorientation of the company from a platform business model to product-focused oncology company, leading to completion of an initial public offering in 2006. Immediately prior to joining CytomX, Dr. McCarthy was a transactional partner at Pappas Ventures from April 2006 to December 2010, where he was responsible for investments in therapeutic, medical device and molecular diagnostic companies. Dr. McCarthy currently serves as a member of the board of directors of OncoResponse, Inc.. Dr. McCarthy is an author on multiple peer reviewed scientific publications, issued patents and filed patent applications. He received a B.Sc. in biochemistry and pharmacology at King’s College, University of London; an MBA from the Rady School of Management at the University of California San Diego; and a D.Phil. in cancer biology from St. John’s College, University of Oxford. We believe Dr. McCarthy is qualified to serve on our Board based on his management experience in the life sciences sector, including at CytomX, his deep knowledge of the industry, and his strategic and business development expertise.
Marcia P.Belvin Ph.D., Senior Vice President, Chief Scientific Officer
Dr. Belvin joined CytomX in April 2018 as our Vice President of Research Oncology and currently serves as our Senior Vice President and Chief Scientific Officer, a position she has held since April 2022. Dr. Belvin has also served as our Head of Research since April 2020. Prior to her time at CytomX, Dr. Belvin held roles of increasing responsibility at Genentech, a publicly-traded biopharmaceutical company, where, from 2004 to 2018, she led multiple preclinical pipeline teams and oversaw programs in cancer signaling, cancer metabolism, and cancer immunology. Dr. Belvin began her career at Exelixis, a publicly-traded biopharmaceutical company, where she served as Senior Scientist from 1999 to 2004 and managed teams responsible for preclinical pipeline discovery within the oncology and inflammation portfolios. Dr. Belvin received her B.A. degree from Harvard University and her Ph.D. from the University of California, Berkeley. Dr. Belvin also trained at the Dana-Farber Cancer Institute and Cold Spring Harbor Laboratory.
Jeff Landau, Senior Vice President, Chief Business Officer, and Head of Strategy
Mr. Landau joined CytomX in April 2021 as Senior Vice President, Chief Business Officer and Head of Strategy. Prior to joining CytomX, Mr. Landau held the position of senior vice president of business development, corporate and commercial strategy at Catalyst Biosciences (“Catalyst”), a publicly-traded biopharmaceutical company, from January 2020 to March 2021. Mr. Landau joined Catalyst in April 2016 as their vice president of corporate development, commercial and new product strategy. Prior to his time at Catalyst, Mr. Landau served as a senior director of corporate development and global strategic marketing for Threshold Pharmaceuticals from August 2012 to April 2016. Since 2019, Mr. Landau has been a member of the board of directors of Sunshine Bio, a publicly-traded pharmaceutical company. Mr. Landau received his M.B.A. from Stanford Graduate School of Business and his B.S. In Honors in Biochemistry/Biotechnology from Virginia Polytechnic Institute.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below.
As a “smaller reporting company” as defined in Item 10(f), we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies. Nonetheless, we have included some additional information regarding our compensation setting process and our compensation program beyond what Item 10(f) requires of smaller reporting companies.
Our named executive officers (“NEOs” or “Named Executive Officers”) for 2023 are as follows:
Named Executive Officer	Position
Sean A. McCarthy, D. Phil.	Chief Executive Officer and Chairman
Marcia P. Belvin Ph.D.	Sr. Vice President, Chief Scientific Officer
Jeff Landau	Sr. Vice President, Chief Business Officer, and Head of Strategy
Elements of Compensation
The Compensation Committee’s objective is to have compensation programs and practices that are competitive with our peers and industry through a mix of cash (base salary and annual, performance-based cash incentive bonuses) and long-term incentives (equity awards).
Base Salaries
The Compensation Committee reviewed our NEOs’ base salaries referencing relevant compensation survey data from Aon (including peer company data), as well as taking into account our Chief Executive Officer’s assessment of individual executive performance (except with respect to his own salary). Based on this review, the Compensation Committee increased our NEOs’ base salaries in 2023 effective as of January 1, 2023, as set forth below:
	NEO BASE SALARIES
Named Executive Officer	FY 2022	FY 2023	% Increase
Sean A. McCarthy, D. Phil.	$633,450	$652,088	2.9%
Marcia P. Belvin Ph.D.(1)	$420,458	$459,827	9%
Jeff Landau	$400,000	$415,692	3.9%
(1)	In March 2023, Dr. Belvin was promoted to Chief Scientific Officer of the Company.
Annual Performance-Based Cash Incentives
Our annual cash incentive program is designed to reward all employees, including our NEOs, for the achievement of the Company’s annual corporate goals, as well as individual performance against annual individual goals. We believe that annual incentives hold executives accountable, reward executives based on actual business results and help create a “pay for performance” culture. There are no minimum or guaranteed bonus payments for employees, including the NEOs.
Under our cash incentive program, every employee, including each NEO, has an established annual performance-based incentive target, which is equal to a percentage of the employee’s base salary. This percentage increases as levels of responsibility increase.
For 2023, Dr. McCarthy, Dr. Belvin and Mr. Landau had a target bonus opportunity of 60%, 40% and 40% of annual base salary, respectively. Each NEO’s target bonus opportunity could be earned based on the achievement of certain corporate and individual performance goals, as approved by our Board or Compensation Committee. Our Board and Compensation Committee retain the discretion to modify performance goals or to increase or reduce amounts payable upon achievement of performance goals. In early 2024, our Compensation Committee determined that corporate goals had been achieved at 95% of target and awarded bonuses to Dr. McCarthy, Dr. Belvin and Mr. Landau at 95%, 91% and 96%, respectively, of the NEO’s target bonus opportunity.

Equity Incentives
In 2023 equity awards to executives (as well as non-executive employees) were comprised of stock option grants, restricted stock units, or RSUs, and performance stock units, or PSUs, under our 2015 Equity Incentive Plan and our 2019 Employment Inducement Plan, which we implemented to enhance our ability to make strategically important employment decisions.
CytomX’s standard vesting schedule for the first stock option grant awarded to newly hired employees, including executive officers, provides that 25% of the shares granted will vest on the first anniversary of the commencement of employment, with the balance vesting in equal monthly installments over the subsequent thirty-six (36) months, until option shares are fully vested, subject to the individual’s continued service to us through the applicable vesting date. For RSUs that are granted to a newly hired employee, the shares will vest 25% on an annual basis over the first four years of their employment, subject to the individual’s continued service to us through the applicable vesting date.
Additional annual option grants made after an employee, including an executive officer, has provided services to the Company generally vest monthly from the date of grant over four years, subject to the individual’s continued service to us through the applicable vesting date. Additional annual RSU grants to employees will generally vest 33.3% on an annual basis over the next three years of their employment, subject to the individual’s continued service to us through the applicable vesting date. The vesting schedule for the PSUs awarded to executives, including those awarded in 2023, provide that 50% of these PSUs granted will vest within one year of the grant date upon achievement of certain specific Company objectives and the remaining 50% will vest within two years of the grant date upon achievement of additional Company objectives, subject to continued service through the applicable vesting date.
We granted our NEOs the following equity awards in 2023.
Named Executive Officer	RSUs (#)	PSUs (#)	Options (#)
Sean A. McCarthy, D. Phil.
February 2023	105,000	300,000	315,000
Marcia Belvin
February 2023	40,000	75,000	100,000
March 2023(1)	60,000
Jeff Landau
February 2023	40,000	75,000	100,000
(1)
In connection with her promotion to Chief Scientific Officer of the Company, Dr. Belvin received as additional grant of 60,000 RSUs that vest annually in 25% increments over 4 years of continuous employment and had a grant date fair value of $104,400.

In accordance with our equity grant practices, the exercise price for these stock option grants was equal to the closing price of our common stock as reported by the Nasdaq Global Select Market on the date of grant and the vesting schedule is as described above for new-hire and subsequent grants.
Additional Compensation Policies, Practices, and Perquisites
Severance and Change in Control Benefits
Our NEOs are entitled to certain severance and change in control benefits under the terms of their severance and change of control agreements, as may have been amended and restated, and our equity plans.
Dr. McCarthy’s severance and change of control agreement provides for: (i) 18 months of salary, pro-rated annual target bonus and 18 months of COBRA premiums in the event of a termination without cause or for good reason outside of the 60 days prior to or 12 months following a change in control and (ii) 24 months of salary, 24 months of annual target bonus, 24 months of COBRA premiums and full acceleration of outstanding equity awards in the event of a termination without cause or for good reason within 60 days prior to or 12 months following a change in control.
For other NEOs, the severance and change of control agreements provide for: (i) 12 months of base salary, prorated annual target bonus and 12 months of COBRA premiums in the event of a termination without cause or for good reason outside of the 60 days prior to or 12 months following a change in control and (ii) 12 months of base salary, annual target bonus, and 12 months of COBRA premiums and full acceleration of outstanding equity awards in the event of a termination without cause or for good reason within 60 days prior to or 12 months following a change in control.
Broad-Based Benefits
We offer a comprehensive array of benefits to our employees, including our NEOs, who are eligible to participate on the same terms as other employees. Benefit programs include a variety of health insurance plans, 401(k) plan with Company matching contributions at Board-approved levels, employee stock purchase plan and term life insurance. These benefits are offered to all employees, including executive officers, in order to attract and retain employees. We do not offer defined benefit pension or other supplementary retirement benefits to employees.

EXECUTIVE COMPENSATION TABLES
2023 Summary Compensation Table
The following table provides a summary of compensation paid to our named executive officers for the years ended December 31, 2023 and 2022.
Name and principal position	Fiscal year	Salary ($)	Stock awards ($)(1)	Option awards ($)(2)	Non-equity incentive plan compensation ($)(3)	All other compensation ($)(4)	Total ($)
Sean A. McCarthy, D. Phil. Chief Executive Officer and Chairman of the Board of Directors	2023	652,088	1,048,950	533,201	371,899	5,000	2,611,138
	2022	622,893	429,000	1,559,160	397,553	5,000	3,013,606

Marcia P. Belvin, Ph.D. Senior Vice President, and Chief Scientific Officer	2023	459,827	402,250	169,270	170,000	5,000	1,206,347

Jeff Landau Senior Vice President and Chief Business Officer	2023	415,692	297,850	169,270	160,000	5,000	1,047,812
	2022	393,333	102,987	376,233	183,350	5,000	1,060,903
(1)
The amounts reported in this column reflect the grant date fair value of restricted stock units and performance stock units granted to the named executive officers. The grant date fair values have been determined in accordance with FASB ASC Topic 718, and amounts reported for performance stock units assume achievement of performance goals at maximum. For a discussion of the assumptions and methodologies used to calculate these amounts, please see the discussion of restricted stock unit and performance stock unit awards contained in the Stock-based Compensation sub-section under Note 13 to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2023.

(2)
The amounts reported in this column reflect the grant date fair value of option awards granted to the named executive officers. The grant date fair values have been determined in accordance with FASB ASC Topic 718. For the 2023 option grants, and a discussion of the assumptions and methodologies used to calculate these amounts, please see the discussion of option awards contained in the Stock-based Compensation sub-section under Note 13 to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2023.

(3)	These amounts include payments under our annual incentive bonus plan.
(4)	The amounts reported constitute 401(k) matching contributions.

Outstanding Equity Awards at December 31, 2023
The following table presents information regarding the outstanding stock options, PSUs and RSUs held by each of the named executive officers as of December 31, 2023.
	Option awards							Stock awards
	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Sean A. McCarthy D.Phil	2/9/2015	1/1/2015	109,768	—	—	1.57	2/8/2025
	1/21/2016	1/1/2016	136,299	—	—	14.46	1/20/2026
	1/25/2017	1/1/2017	234,299	—	—	11.94	1/24/2027
	1/24/2018	1/1/2018	300,000	—	—	25.82	1/23/2028
	1/25/2019	1/1/2019	300,000	—	—	16.85	1/24/2029
	2/14/2020(1)	1/1/2020	489,583	10,417	—	7.13	2/13/2030
	2/26/2021(1)	2/26/2021	283,333	116,667	—	7.85	2/25/2031
	2/27/2021(1)	2/26/2021	141,666	58,334	—	7.85	2/26/2031
	10/24/2021(1)	10/24/2021	54,166	45,834	—	5.34	10/23/2031
	2/2/2022(1)	2/2/2022	206,250	243,750	—	4.13	2/1/2032
	2/2/2022(2)	3/15/2022						56,250	87,188
	8/10/2022(3)	8/10/2022	200,000	250,000	—	1.59	8/9/2032
	8/10/2022(4)							37,500	58,125
	2/2/2023(1)	2/2/2023	65,625	249,375	—	2.59	2/1/2033
	2/2/2023(5)									300,000	465,000
	2/2/2023(6)	3/15/2023						105,000	162,750
Marcia P. Belvin, Ph.D.	4/30/2018	4/16/2018	50,000	—	—	26.30	4/29/2028
	2/28/2019	2/13/2019	17,740	—	—	11.22	2/27/2029
	2/14/2020(1)	1/1/2020	33,291	709	—	7.13	2/13/2030
	10/5/2020(1)	10/5/2020	31,666	8,334	—	7.02	10/4/2030
	2/26/2021(1)	2/26/2021	106,250	43,750	—	7.85	2/25/2031
	10/24/2021(1)	10/24/2021	16,250	13,750	—	5.34	10/23/2031
	2/2/2022(1)	2/2/2022	61,875	73,125	—	4.13	2/1/2032
	2/2/2022(2)	3/15/2022						16,875	26,156
	8/10/2022(3)	8/10/2022	60,000	75,000	—	1.59	8/9/2032
	8/10/2022(4)							11,250	17,438
	2/2/2023(1)	2/2/2023	20,833	79,167	—	2.59	2/1/2033
	2/2/2023(6)	3/15/2023						40,000	62,000
	2/2/2023(5)									75,000	116,250
	3/22/2023(2)	3/15/2023						60,000	93,000
Jeff Landau	4/12/2021(7)	4/12/2021	183,333	91,667	—	6.74	4/11/2031
	10/24/2021(1)	10/24/2021	16,250	13,750	—	5.34	10/23/2031
	2/2/2022(1)	2/2/2022	44,753	52,891	—	4.13	2/1/2032
	2/2/2022(2)	3/15/2022						12,205	18,918
	8/10/2022(3)	8/10/2022	60,000	75,000		1.59	8/9/2032
	8/10/2022(4)							11,250	17,438
	2/2/2023(1)	2/2/2023	20,833	79,167		2.59	2/1/2033
	2/2/2023(6)	3/15/2023						40,000	62,000
	2/2/2023(5)									75,000	116,250
(1)
This option vests in 1/48th increments beginning on the vesting commencement date, with each additional increment vesting on the last day of each month of continuous service following the vesting commencement date.

(2)
Beginning on the first anniversary of the commencement date, these RSUs will vest annually in 25% increments across four years of continuous employment with the Company. The market value of RSUs was determined based on $1.55 per share, which was the closing price of our common stock on December 29, 2023.

(3)
This option vests in 1/36th increments beginning on the vesting commencement date, with each additional increment vesting on the last day of each month of continuous service following the vesting commencement date.

(4)
Constitute PSUs earned based on performance that vest on the first anniversary of the vesting commencement date subject to continuous service through such date. The market value of the PSUs was determined based on $1.55 per share, which was the closing price of our common stock on December 29, 2023.

(5)
50% of these PSUs granted will vest within one year of the grant date upon achievement of certain specific milestones and the remaining 50% will vest within two years of the grant date upon achievement of additional company objectives. The market value of PSUs was determined based on $1.55 per share, which was the closing price of our common stock on December 29, 2023.

(6)
Beginning on the first anniversary of the commencement date, these RSUs will vest annually in 33% increments across three years of continuous employment with the Company. The market value of RSUs was determined based on $1.55 per share, which was the closing price of our common stock on December 29, 2023.

(7)
This option vests as to 25% of the total number of shares subject to the option on the first anniversary of the vesting commencement date and the remaining 75% of the total number of shares subject to the option will vest in 36 substantially equal installments on the last day of each of the 36 months following the first anniversary of the vesting commencement date, other than the final instalment which shall vest upon the executive officer’s continuous employment through each vesting date.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2023, which consisted of our 2010 Stock Incentive Plan, 2011 Stock Incentive Plan, as amended, 2015 Equity Incentive Plan, 2015 Employee Stock Purchase Plan and 2019 Employment Inducement Incentive Plan:
Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by Stockholders(2)	14,139,725	7.16	2,944,245
Employee Stock Purchase Plan(3)	—	—	939,698
Equity compensation plans not approved by stockholders(4)	1,085,416	—	1,725,656
Total	15,225,141		5,609,599
(1)	Represents the weighted average exercise price solely with respect to outstanding stock options.
(2)
In 2010, the Company adopted its 2010 Stock Incentive Plan (the “2010 Plan”) which provided for the granting of stock options to employees, directors and consultants of the Company. In February 2012, the Company adopted its 2011 Stock Incentive Plan (the “2011 Plan”). The 2011 Plan is divided into two separate equity programs, an option and stock appreciation rights grant program and a stock award program. In conjunction with adopting the 2011 Plan, the Company discontinued the 2010 Plan and released the shares reserved and still available under that plan. In connection with the consummation of the IPO in October 2015, the board of directors adopted the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) and the Company’s 2015 Employee Stock Purchase Plan (the “ESPP”). In conjunction with adopting the 2015 Plan, the Company discontinued the 2011 Plan with respect to new equity awards. The number of shares available for issuance under our 2015 Plan automatically increases on January 1, 2024 and January 1, 2025 by the lesser of 4% of the outstanding shares of our common stock as of such date or such smaller number of shares determined by our Board. The number of shares available for issuance under our ESPP automatically increases on January 1, 2024 and January 1, 2025 by the least of 675,000 shares, 1% of the outstanding shares of our common stock as of such date or such smaller number of shares determined by our Board.

(3)
The maximum number of shares of our common stock that could be issued with respect to the current purchase period under the ESPP which ends on May 31, 2024 is 208,921 shares and is not captured in column (a).

(4)
In September 2019, the Board adopted the 2019 Employment Inducement Incentive Plan (the “2019 Plan”) which provides for the grant of stock options and other equity awards to any employee who has not previously been an employee or director of the Company or who is commencing employment with the Company following a bona fide period of nonemployment by the Company (the “2019 Plan” and collectively with the 2010 Plan, 2011 Plan and 2015 Plan, the “Plans”). For a detailed discussion of the Plans, please see the discussion of option awards contained in the Stock-based Compensation sub-section under Note 13 to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2023.

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on TSR[4]	Net Income ($ Thousands)
2023	2,611,138	519,365	1,127,080	528,064	23.66	(569)
2022	3,013,606	671,919	1,383,594	586,769	24.43	(99,317)
2021	4,339,415	2,429,869	1,694,355	1,093,232	66.11	(115,870)
1.	Sean A. McCarthy, D. Phil. was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.
2021	2022	2023
Carlos Campoy	Carlos Campoy	Jeff Landau
Lloyd A. Rowland	Lloyd A. Rowland	Marcia P. Belvin
Amy Peterson	Amy Peterson
Alison Hannah	Jeff Landau
2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Sean A. McCarthy, D. Phil. ($)	Exclusion of Stock Awards and Option Awards for Sean A. McCarthy, D. Phil. ($)	Inclusion of Equity Values for Sean A. McCarthy, D. Phil. ($)	Compensation Actually Paid to Sean A. McCarthy, D. Phil. ($)
2023	2,611,138	(1,582,151)	(509,622)	519,365
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	1,127,080	(519,320)	(79,696)	528,064

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Sean A. McCarthy, D. Phil. ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Sean A. McCarthy, D. Phil. ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Sean A. McCarthy, D. Phil. ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Sean A. McCarthy, D. Phil. ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Sean A. McCarthy, D. Phil. ($)	Total - Inclusion of Equity Values for Sean A. McCarthy, D. Phil. ($)
2023	402,983	(574,338)	64,280	(402,547)	—	(509,622)
Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	184,765	(174,487)	20,406	(110,380)	—	(79,696)
4.
Assumes $100 was invested in the Company for the period starting December 31, 2020, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission (SEC) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
The audit committee is currently comprised of three non-employee directors, Matthew P. Young, who chairs the committee, Mani Mohindru, Ph.D. and Halley Gilbert. The audit committee has the responsibility and authority described in the audit committee charter, which has been approved by the Board. A copy of the audit committee charter is available on our website at www.cytomx.com.
The audit committee is responsible for assessing the information provided by management and our independent registered public accounting firm in accordance with its business judgment. Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls and reports to the audit committee on any significant deficiencies found. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for auditing the annual financial statements and for reviewing the unaudited interim financial statements.
In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023, with both management and our independent registered public accounting firm. The audit committee’s review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments and the clarity of disclosures in the financial statements.
The audit committee reviewed with our independent registered public accounting firm the overall scope and plan of the audit. In addition, it met with our independent registered public accounting firm, with and without management present, to discuss the results of our registered public accounting firm’s examination, the overall quality of our financial reporting and such other matters as are required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The audit committee has discussed with Ernst & Young LLP that firm’s independence from management and our company, including the matters in the written disclosures regarding independence from Ernst & Young LLP required by applicable requirements of the PCAOB. The audit committee has also considered the compatibility of audit related and tax services with the auditors’ independence. Based on its evaluation, the audit committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements and management’s assessment of the effectiveness of our internal controls over financial reporting in the Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC.
Audit Committee

Matthew P. Young (chairman)
Mani Mohindru, Ph.D.
Halley Gilbert

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
ADDITIONAL INFORMATION
Our website address is http://www.cytomx.com. The information in, or that can be accessed through, our website is not deemed to be incorporated by reference into this proxy statement.
Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports are available, free of charge, on or through our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding our filings at www.sec.gov. In addition, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC is available without charge upon written request to: Secretary, CytomX Therapeutics, Inc., at 151 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080.
By Order of the Board of Directors

Lloyd A. Rowland
General Counsel, Chief Compliance Officer and Secretary

, 2024

CYTOMX THERAPEUTICS, INC.
151 OYSTER POINT BLVD
SUITE 400
SOUTH SAN FRANCISCO, CA 94080

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 14, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CTMX2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 14, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V27955-P03823 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CYTOMX THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	For	Against	Abstain
1a. Alan Ashworth, Ph.D.	☐	☐	☐
1b. James R. Meyers	☐	☐	☐
1c. Halley Gilbert	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V27956-P03823

CYTOMX THERAPEUTICS, INC.
Annual Meeting of Stockholders
May 15, 2024 1:00 PM PDT
This proxy is solicited by the Board of Directors

The stockholder hereby appoints Sean A. McCarthy, D. Phil, Lloyd A. Rowland and Chris Ogden, or any one of them, as attorneys-in-fact and proxy, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CYTOMX THERAPEUTICS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM PDT on May 15, 2024 at www.virtualshareholdermeeting.com/CTMX2024, and any adjournment or postponement thereof with discretionary authority to vote on any other matter that may properly come before the meeting. You hereby revoke all proxies previously given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the director nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4 as more specifically indicated in the Proxy Statement, and at the direction of the proxy on any other matter that may properly come before the meeting. If you vote by telephone or Internet, you do not need to mail back this proxy.

Continued and to be signed on reverse side